American Century Strategic Asset Allocations, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated November 1, 2013 ■ Statement of Additional Information dated July 26, 2013

The following replaces the second and third sentences in the first paragraph under Investing in Emerging Market Countries section on page 16.

The funds consider a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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